UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 21, 2011

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

11 Deer Park Drive, Suite 117, Monmouth Junction, New Jersey	08852
(Address of Principal Executive Offices)	(Zip Code)

(732) 438-9434
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8—Other Events

Item 8.01	Other Events

    On March 17, 2011 Insmed Incorporated received a letter from The NASDAQ Stock Market informing Insmed that the Company has regained compliance with the bid price rule and is currently in compliance with all continued listing standards of The NASDAQ Capital Markets.

    Insmed issued a press release on March 21, 2011 to announce that the Company had regained compliance, a copy of which is attached hereto as Exhibit 99.1.

    Also, on March 21, 2011, Insmed Incorporated issued a press release announcing FDA clearance of IND for pivotal Phase 3 trial of ARIKACE™ in nontuberculous mycobacteria indication. A copy of the press release is attached hereto as Exhibit 99.2.

The information contained herein, including the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Thess releases contain forward-looking statements which are made pursuant to provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that such statements in this release, including statements relating to the results of clinical trials, the development of our products, or the business strategies, plans and objectives of management, constitute forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements.  The risks and uncertainties include, without limitation, we may be unsuccessful in developing our product candidates or receiving necessary regulatory approvals, we may experience delays in our product development or clinical trials, our product candidates may not prove to be commercially successful, our expenses may be higher than anticipated and other risks and challenges detailed in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2010.  Readers are cautioned not to place undue reliance on any forward-looking statements which speak only as of the date of this release.  We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this release or to reflect the occurrence of unanticipated events.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                                Description

99.1	Press Release issued by Insmed Incorporated on March 21, 2011 regarding regained compliance with the NASDAQ bid price rule.

99.2	Press Release issued by Insmed Incorporated on March 21, 2011 announcing FDA clearance of IND for pivotal Phase 3 trial of ARIKACE™ in nontuberculous mycobacteria indication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: March 21, 2011
By: /s/ Kevin P. Tully
Name: Kevin P. Tully C.G.A.,
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                Description

99.1	Press Release issued by Insmed Incorporated on March 21, 2011 regarding regained compliance with the NASDAQ bid price rule.

99.2	Press Release issued by Insmed Incorporated on March 21, 2011 announcing FDA clearance of IND for pivotal Phase 3 trial of ARIKACE™ in nontuberculous mycobacteria indication.